UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to '240.14a-12

OLDWEBSITES.COM, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
November 25, 2009

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of OLDWEBSITES.COM, INC.  (“Company”) will be held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5 commencing at 10:30am EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company's independent auditors.

3.	To approve the divestiture of the operating assets of the Company to Cooksmill NetSystems Inc. Cooksmill NetSystems Inc. will acquire the operating assets of the Company in exchange for the debt owing to Cooksmill NetSystems Inc.

4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 28, 2009, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ James Roszel
James Roszel
President, Chief Executive Officer and Director

Salt Lake City, Utah
November 9, 2009

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN.  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Oldwebsites.com, Inc., a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on November 25, 2009.  This proxy statement and form of proxy will be sent to shareholders on approximately November 13, 2009.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company and “FOR” Cooksmill NetSystems to acquire the operating assets of the Company in exchange for the debt owed to Cooksmill NetSystems Inc.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.  Shareholders who want to dissent from the action described herein must follow certain requirements to register their dissent. See "Dissenters’ Rights" in this proxy statement."

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $2,500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, there were 7,909,345 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders' meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of June 30, 2009, the names of those persons (other than management) known to the Company to beneficially own more than 5% of the outstanding common shares of the Company:

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Cooksmill NetSystems Inc. (Note 1)	3,982,113	50.35%
	175 East 400 South, Suite 900	(voting)
	Salt Lake City, UT

Note (1) Cooksmill NetSystems Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.

Security Ownership of Management
The following table sets forth, as of June 30, 2009, the number of shares beneficially owned by each officer and director of the Company and all officers and directors as a group:

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	James Roszel (Note 1)	92,348	1.17%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Terrence J. Millie	158,678	2.01%
	St. Tomaso 18	(voting)
	Bergamo, Italy

Common	Paul Roszel (Note 1 and Note 2)	242,066	3.06%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Richard R. Ivanovick, C.A.	410,563	5.19%
	23 Cottontail Place	(voting)
	Cambridge, Ontario Canada

Common	All Officers and Directors as a group	903,655	11.43%
		(voting)

Note (1) Mr. James Roszel is the son of Mr. Paul Roszel

Note (2) Mr. Paul Roszel owns and beneficially holds 242,066 shares. In addition, he may be deemed to be a beneficial owner of the 3,982,113 common shares held by Cooksmill NetSystems Inc. (see Note 1 in the preceding table above).

The Company is recommending that Cooksmill NetSystems Inc, an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and Director of the Company acquire all of the in-tangible assets of the Company for the outstanding debt owed by the Company to Cooksmill NetSystems Inc.  This recommendation for Cooksmill NetSystems, Inc. to acquire the in-tangible assets of the Company in lieu of payment of the debt owed to Cooksmill NetSystems Inc.  is being directly referred to the shareholders for vote (see “Proposal 3”).   Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as the related parties, will withhold their votes from this proposal, allowing the minority shareholders to vote on this matter.

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office

James Roszel (Note 1)	28	President, Chief Executive Officer , Director	08/99 to present

Paul Roszel	53	Chairman of the Board, Director	08/99 to present

Terrence J. Millie	34	Director	08/99 to present

Richard R. Ivanovick C.A.	68	Chief Financial Officer	08/99 to present

Note (1)  James Roszel is the son of Paul Roszel.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation and Oldwebsites.com, Inc.  James Roszel has been the President, the Chief Executive Officer and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.

For the past eight years Mr. Paul Roszel has been responsible for the ongoing development and promotion of RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

For the past five years Mr. Millie, an independent director of the Company, has resided in China and now Italy.   He has been a director of the Company since 1999.  Since joining the Board of Directors of the Company, Mr. Terrence Millie has assisted in the development of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.).  He has also been involved in the development of RecycleNet Corporation and Scrap China Corporation (a former wholly-owned subsidiary of RecycleNet Corporation).

Mr. Richard Ivanovick, C.A., joined the Company in August 1999 as the Chief Financial Officer.  For the past 30 years Mr. Ivanovick has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles in the Guelph, Ontario area.  Mr. Ivanovick has also served as the Chief Financial Officer of RecycleNet Corporation since March 1999

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company’s Board of Directors held two meetings. Terrence J. Millie was unable to attend either of these meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

The Company’s operating assets consist of 24 (twenty-four) websites.  The Company has recorded sales revenues of $2,800 for the first half of 2009, $7,600 in 2008 and $4,400 in 2007.  With operating costs being $11,200 for the first half of 2009, $65,100 in 2008 and $68,000 in 2007 the Company’s operations are unsustainable.

As of September 30, 2009 the Company has received a loan of $46,000.00. from Cooksmill NetSystems, Inc.  in order to continue operations in the Company.   This note payable is due on demand and bears no interest.

The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary, Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such, Cooksmill NetSystems, Inc., is 100% owned by Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of Company.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the years ended December 31, 2008 and 2007 were $9,000 and $9,000, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees, as does Inter-Continental.  The management/staff charges for the years ended December 31, 2008 and 2007 were $19,319 and $26,675, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. will pay the Company (the "Affiliate") a commission on net Pay-Per-Lead service sales generated by customers referred by the Company's web sites.

The Company has shared office space in a facility owned by the family of the President of the Company.

Cooksmill NetSystems, Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.  Cooksmill NetSystems Inc. owns 3,982,113 common shares of Oldwebsites.com, Inc.

Mr. Paul Roszel, through his holdings, controls the majority of the shares in Oldwebsites.com, Inc.

Paul Roszel is the CEO and founding director of RecycleNet Corporation, the former parent Company of Oldwebsites.com, Inc.  James Roszel is the son of Paul Roszel.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years 2008 and 2007 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

James Roszel, President, Chief Executive Officer, Director (Note 1)	2008	$19,319
	2007	$26,675

Paul Roszel, Chairman of the Board, Director	2008	$NIL
	2007	$NIL

Terrence Millie, Director	2008	$NIL
	2007	$NIL

Richard R. Ivanovick, CFO	2008	$NIL
	2007	$NIL
Note 1:  In an effort to reduce the overhead of the Company, James Roszel waived his compensation as of June 1, 2008.

The Company does not have any pension or incentive plans, such as share option plans, share awards, non-equity incentive compensation, or other compensation arrangements, short or long term.

The Company does not have a Compensation Committee. The compensation is determined by the Board of Directors and is paid only for services actually rendered.  The Board determines the compensation primarily based upon the value to the Company of the services rendered, the prevailing rates of compensation in the industry in which the Company does business, and similar factors.

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served as the Company’s Independent Registered Public Accountants for the years ended December 31, 2008 and 2007, and is expected to serve in that capacity for the current year.

It is not expected that a representative of Hansen, Barnett & Maxwell, P.C. will attend the Annual Meeting of shareholders to be held on November 25, 2009.  However, if a representative should attend the meeting they will have the opportunity to make a statement if they so desire and they should be expected to be available to respond to any appropriate questions posed.

Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell, P.C. for the years ended December 31, 2008 and 2007 are summarized as follows:

	2008	2007
Audit Fees	$14,250	$12,500
Audit related
Tax	1,400	1,300

Total	$15,650	$13,800

Audit Fees.  Audit fees were for professional services rendered in connection with the Company's annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Audit-Related Fees.  Fees billed for the assurance and related services by the Company’s accountant that are related to the performance of the audit or review of the financial statements and are not reported as Audit Fees.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of directors and independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, James P. Roszel, Paul Roszel, and Terrence J. Millie, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

PROPOSAL NUMBER 3
DIVESTITURE OF OPERATING ASSETS

RecycleNet Corporation operated Oldwebsites.com Inc. (formerly Fiberglass.com, Inc.) as a wholly owned subsidiary since acquiring the Company on January 2, 2001. On September 7, 2007, RecycleNet Corporation spun-off Oldwebsites.com, Inc. to its shareholders.  As of September 7, 2007, Oldwebsites.com, Inc. became its own fully reporting entity to the United States Securities and Exchange Commission.  When the Company was spun-off it was determined by the United States Securities and Exchange Commission to be a shell company due to its nominal assets.  A shell company is a registrant with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets.  On April 15, 2008, the stock of the Company became publicly traded.

Oldwebsites.com, Inc., operates an online exchange for buying and selling old web sites and domain names. This was through the custom development of websites with a 3 to 5 year time sale horizon.   The Company anticipated capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange.  To date, no websites have been sold through the exchange.

At a board meeting held on September 24, 2009, the Board of Directors decided that due to the economic downturn, that the Company could no longer sustain the business plan of the development of websites with a 3 to 5 year time sale horizon.  As the Company has accumulated deficits, negative cash flows from operations, and losses since inception the Company can no longer sustain these operations as a going concern.

The only revenue currently being recorded by the Company is from an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net pay-per-lead sales generated by customers referred by the Company’s web sites.  The Company has recorded sales revenues of $2,800 for the first half of 2009, $7,600 in 2008 and $4,400 in 2007.  With operating costs being $11,200 for the first half of 2009, $65,100 in 2008 and $68,000 in 2007 the Company’s operations are unsustainable.

Since May 2008, the Company has received accumulative working capital loan proceeds of US $46,000.00 from Cooksmill NetSystems, Inc. the major shareholder of the Company.  Cooksmill NetSystems Inc. is an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of the Company.  This loan was to allow the Company to pay for expenses.  This loan is due on demand and bears no interest.  At this time, the Company has no other external debt.

As the Company can no longer be sustained as a going concern, the Board of Directors recommends discontinuing the operations within Oldwebsites.com, Inc.

The Company is recommending that Cooksmill NetSystems, Inc, acquire all of the in-tangible assets of the Company, which are comprised of 24 (twenty-four) websites for the debt owed to Cooksmill NetSystems Inc. of US $46,000.00 in lieu of cash payment.  The Company does not have any cash in order to pay this debt and does not anticipate having the cash in the future to retire this debt.  As the operations of the Company consist solely of the in-tangible assets comprised of the 24 (twenty-four) websites, the divestiture of the in-tangible assets of the Company would discontinue all of the operations within Oldwebsites.com Inc and would discontinue the ongoing losses incurred by these operations.

As the in-tangilbe assets of the Company have nominal value the sale price and form of consideration was determined by the recommendation of the Board of Directors; to dispose of the in-tangible assets of the Company, to discontinue the ongoing losses occuring, and to eliminate the debt owed by the Company.  No negotitations of this proposed divestiture are being engaged in by the Board of Directors due to a conflict of interest.

Mr. James Roszel and Mr. Paul Roszel, are both principals of Cooksmill NetSystems Inc. and members of the Board of Directors of the Company.  Due to this potential conflict of interest the Board of Directors have not engaged in any negotiations and are referring this proposal directly to the shareholders for approval.  The acquisition of all of the in-tangible assets of Oldwebsites.com, Inc. by Cooksmill NetSystems Inc. would benefit the shareholders of the Company in that this would retire the debt owed to Cooksmill NetSystems Inc., it would discontinue the continuing losses of the Company, and would position the Company to be more attractive for potential transactions including, but not limited to, corporate merger or acquisition.  At this time the Company has not entered into any potential transactions related to corporate merger or acquisition.

The shareholders of the Company will not receive any consideration as a result of the sale.  There will be no impact from the sale of the in-tangible assets on the ownership of the Company.  In our view this will not have any federal income tax consequences to the shareholders.

Discontinuing the operations within the Company will not affect its classification as a shell company. The stock of the Company will continue to be publicly traded.  The stock of the Company will continue to have a market and be traded on the Over The Counter Bulletin Board (OTCBB).

The Company believes the divestiture of the operations of the Company will have a minimal potential negative impact on the volume of shares traded based on the historical record of sparse trading volume.  However, a negative impact to being a shell company to the shareholders is that transactions entered into by shell companies (such as reverse mergers), do typically result in significant dilution to existing shareholders.

Divestiture of the operations of the Company may have a potential negative impact for the shareholders in the price of the common stock.  The potential negative impact on the price of the common stock would be, if due to the divestiture of the operations, a large number of shareholders sell their shares to a limited audience, which could then result in a decrease in the price of the stock.

As Cooksmill NetSystems, Inc is an entity controlled by Mr. Paul Roszel, a Director of the Company and his immediate family, including James Roszel, the President, Chief Executive Officer and a Director of the Company; there is a conflict of interest for the Board of Directors to express an opinion on the fairness of this recommendation.  There are no negotiations being done by the Board of Directors and no unrelated third party has been asked for an opinion.  The recommendation for Cooksmill NetSystems, Inc. to acquire the in-tangible assets of the Company in lieu of payment of the debt owed to Cooksmill NetSystems Inc.  is being directly referred to the shareholders for vote.   Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as the related parties, will withhold their votes from this proposal, allowing the minority shareholders to vote on this matter.

If this recommendation is approved by the shareholders there will be no material assets or liabilities remaining within the Company, and the Company will continue to be a fully reporting, publicly traded corporate shell.

Accompanying this proxy statement are the Annual Report of December 31, 2008 on Form 10-K and the Quarterly interim report of June 30, 2009 on Form 10-Q for Oldwebsites.com, Inc.

DISSENTERS’ RIGHTS
Under the Business Corporation Act of the State of Utah, the state of incorporation of Oldwebsites.com, Inc., any Oldwebsites.com, Inc. shareholder who files a written objection to the adoption of the sale of the in-tangible assets of Oldwebsites.com, Inc. at or before the meeting of the Oldwebsites.com, Inc. shareholders and whose shares of Oldwebsites.com, Inc. Common Stock are not voted in favor thereof, may, within ten days after the date of the meeting demand in writing from Oldwebsites.com, Inc. payment of the fair value of his Oldwebsites.com, Inc. Common Stock on the day prior to the meeting, exclusive of any element of value arising from the expectation or the accomplishment of the sale.  Any Oldwebsites.com, Inc. shareholder failing to make demand within the ten-day period shall be bound by the terms of the proposed corporate action.  The dissenting shareholder must forward his stock certificates to Oldwebsites.com, Inc. within 20 days after the demand.  Within ten days after the Effective Date, Oldwebsites.com, Inc. shall give notice of the consummation of the sale and certain financial information to each dissenting shareholder and shall make a written offer to each shareholder to pay for his shares at a specified price deemed by Oldwebsites.com, Inc. to be the fair value thereof.  If within 30 days after the Effective Date, Oldwebsites.com, Inc. and the dissenting shareholder fail to agree on the value of such shares, and, under certain circumstances, the shareholder may institute proceedings in a court of competent jurisdiction seeking a determination of the fair value of the shares of all such objecting shareholders.  The cost of any such appraisal or proceedings, exclusive of fees of counsel or experts retained by any party, shall be assessed to Oldwebsites.com, Inc. but, under some circumstances, may be reallocated among the dissenting shareholders by order of the court.  The foregoing summary is not intended to be a complete statement of the applicable provisions of the Utah Business Corporation Act and is qualified in its entirety by reference to Sections 16-10a.1302 through 16-10a-1331 of that Act, a copy of which can be obtained from Oldwebsites.com, Inc. upon written request.
The Board of Directors recommends a vote “FOR” the divestiture of the operating assets.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2010 annual meeting must be received by the Company no later than January 31, 2010, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2010 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report of December 31, 2008 on Form 10-K and the Quarterly interm report of June 30, 2009 on Form 10-Q as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement, the Quarterly Report on 10-Q and the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@oldwebsites.com

By Order of the Board of Directors

November 9, 2009
James Roszel, President, Chief Executive Officer and Director

HANSEN, BARNETT& MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com	A Member of the Forum of Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
Oldwebsites.com, Inc.

We have audited the balance sheets of Oldwebsites.com, Inc. as of December 31, 2008 and 2007 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oldwebsites.com, Inc. as of December 31, 2008 and 2007 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's operating losses, negative cash flows from operations and accumulated deficit raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
March 28, 2009

OLDWEBSITES.COM, INC.

FORM 10-K
Year Ended December 31, 2008

OLDWEBSITES.COM, INC
BALANCE SHEETS

December 31,	2008	2007
ASSETS
Current Assets
Cash	$1,758	$25,026
Total Assets	1,758	25,026

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accrued expenses	11,550	7,300
Loan payable to related party	30,000	-
Total Current Liabilities	41,550	7,300
Stockholders' Equity (Deficit)
Common shares - $0.00 par value; 150,000,000 shares
authorized; 7,909,345 shares issued and outstanding	131,927	131,927
Accumulated deficit	(171,719)	(114,201)
Total Stockholders' Equity (Deficit)	(39,792)	17,726
Total Liabilities and Stockholders' Equity (Deficit)	$1,758	$25,026

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENTS OF OPERATIONS

For The Years Ended December 31,	2008	2007
Sales	$7,627	$4,389
Selling, general and administrative expenses	65,145	68,007
Net Loss	$(57,518)	$(63,618)

Basic and Diluted Loss Per Common Share	$(0.01)	$(0.01)
Weighted-Average Common Shares Outstanding	7,909,345	8,724,862

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

				Total
	Common Shares		Accumulated	Stockholders'
	Shares	Amount	Deficit	Equity (Deficit)
Balance - December 31, 2006	9,100,000	$131,927	$(50,583)	$81,344

Return of shares from spin-off of Corporation
September 7, 2007; at cost	(1,190,655)	-	-	-

Net loss for the year ended December 31, 2007	-	-	(63,618)	(63,618)
Balance - December 31, 2007	7,909,345	131,927	(114,201)	17,726

Net loss for the year ended December 31, 2008			(57,518)	(57,518)
Balance - December 31, 2008	7,909,345	$131,927	$(171,719)	$(39,792)

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENTS OF CASH FLOWS

For The Years Ended December 31,	2008	2007
Cash Flows From Operating Activities:
Net loss	$(57,518)	$(63,618)
Changes in assets and liabilities:
Accrued expenses	4,250	7,300
Deferred revenue	-	(2,345)
Net Cash Used in Operating Activities	(53,268)	(58,663)

Cash Flows From Investing Activities:
Collection of related party receivable	-	75,000
Net Cash Provided by Investing Activities	-	75,000

Cash Flows From Financing Activities:
Proceeds from loan payable to related party	30,000	-
Net Cash Provided by Financing Activities	30,000	-
Net Change in Cash	(23,268)	16,337
Cash at Beginning of Period	25,026	8,689
Cash at End of Period	$1,758	$25,026

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying financial statements present the financial position of Oldwebsites.com, Inc. (the Company) and the results of the operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition - The Company has an accumulated deficit, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believes that the shift in the focus of the operations will be sufficient to fund its ongoing operations. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Operations - Oldwebsites.com, Inc. operates a Business-to-Business online portal, focusing on the composite materials industry.  Until 2003, the Company charged a monthly fee for services that were provided to customers which included Internet advertising and Internet trading of composite goods.  In July 2003, the Company created within its portal business a custom exchange to buy and sell old websites and domain names, www.oldwebsites.com. In 2007, the Company turned its focus on the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as cash, accrued expenses and loan payable to related party are considered to be reasonable approximations of their fair values.

Revenue Recognition - The Company has an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the "Affiliate") a commission on net Pay-Per-Lead service sales generated by customers referred by the Company's web sites.

Oldwebsites.com, Inc., operates an exchange for buying and selling old websites and domain names.  The Company anticipates capturing revenue from this portion of its business by charging a percentage of the value of the websites or domain names sold in the exchange.

Oldwebsites.com, Inc. currently uses contextual advertising and affiliate marketing on its websites to realize the value of Internet traffic.  These services include pay-per-click advertising, pay-per-call advertising, pay-per-lead advertising, banner advertising, lead generation services, and affiliate content advertising. The Company will apply these monetization services to the websites listed in the oldwebsites.com exchange.

Recent Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard Number 157, Fair Value Measurements, (SFAS 157) which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The provisions of SFAS No. 157 related to financial assets and financial liabilities were effective during 2008.  With respect to certain nonfinancial assets and nonfinancial liabilities, SFAS No. 157 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The Company does not expect that the adoption of SFAS No. 157 with respect to nonfinancial assets and nonfinancial liabilities will have a material impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141 (R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The Company has not yet determined the effect on its consolidated financial statements, if any, upon adoption of SFAS No. 141 (R) or SFAS No. 160.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to require enhanced disclosures concerning the manner in which an entity uses derivatives (and the reasons it uses them), the manner in which derivatives and related hedged items are accounted for under SFAS No. 133 and interpretations thereof, and the effects that derivatives and related hedged items have on an entity's financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements of fiscal years and interim periods beginning after November 15, 2008.  The Company has not yet determined the effects on its consolidated financial statements, if any, that may result upon the adoption of SFAS 161.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP.  The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process.  The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP.  The adoption of FASB 162 is not expected to have a material impact on the Company's financial statements.

Advertising Costs - Advertising costs are charged to expense in the period incurred. Advertising expense for the years ended December 31, 2008 and 2007 was $0 and $3,990 respectively.

Income Taxes - The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Basic and Diluted Income (Loss) per Common Share - Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive. As of December 31, 2008 and 2007, the Company had no common stock equivalents outstanding.

NOTE 2-RELATED PARTY TRANSACTIONS

As of December 31, 2006, the Company had advanced $75,000 to RecycleNet Corporation. This note receivable was due on demand, bore no interest, and was collected in February 2007.

The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary, Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such, Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.

As of December 31, 2008, the Company has received a loan of $30,000 from Cooksmill NetSystems, Inc. This note payable is due on demand and bears no interest.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the years ended December 31, 2008 and 2007 were $9,000 and $9,000, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees, as does Inter-Continental.  The management/staff charges for the years ended December 31, 2008 and 2007 were $19,319 and $26,675, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. will pay the Company (the "Affiliate") a commission on net Pay-Per-Lead service sales generated by customers referred by the Company's web sites.

The Company has shared office space in a facility owned by the family of the President of the Company.

NOTE 3-STOCKHOLDERS' EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

On June 6, 2007 RecycleNet Corporation announced the spin-off of Oldwebsites.com, Inc. effective September 7, 2007.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation common shareholders.  On September 7, 2007, the common shareholders of record of RecycleNet Corporation received one share of Oldwebsites.com, Inc. for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 1,190,655 shares, was returned to the company.   The balance of issued and outstanding shares of Oldwebsites.com, Inc. as of December 31, 2008 is 7,909,345.

NOTE 4-INCOME TAXES

Deferred tax assets are comprised of the following at December 31, 2008 and 2007:
For the Years Ended December 31,	2008	2007
Operating loss carry forwards	$62,140	$40,686
Less: Valuation allowances	(62,140)	(40,686)
Net Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2008 and 2007.
The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax loss with the provision for income taxes for the years ended December 31:
For the Years Ended December 31,	2008	2007
Tax benefit at statutory rate (34%)	$(19,556)	$(21,630)
Change in deferred tax asset valuation allowance	21,454	23,729
Other	(1,898)	(2,099)
Net Income Tax Expense	$-	$-

The Company has U.S. federal operating loss carry forwards of $166,596 that expire from 2019 through 2028. The uses of U.S. operating loss carry forwards are limited and may not be available to offset future income.

DESCRIPTION OF BUSINESS

Introduction

Oldwebsites.com, Inc. ("the Company") is a Utah corporation originally incorporated on August 26, 1999 as Fiberglass.com, Inc.

RecycleNet Corporation acquired the Company as a wholly owned subsidiary on January 2, 2001.

RecycleNet Corporation operates a buy/sell/trade exchange for anything that is scrap or used.  Fiberglass.com, Inc. has traditionally been focused on the composite materials industry with its Business-to-Business online portal. Management identified that a category of used items that was a growing commodity that could be bought or sold was old websites and domain names. On July 8, 2003, Fiberglass.com, Inc. created, within its portal business, a custom exchange to buy and sell old websites, www.oldwebsites.com.

On February 16, 2007, the name of the Company was changed from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

Subsequently, on June 6, 2007, RecycleNet Corporation announced the spin-off of Oldwebsites.com, Inc. to its shareholders effective September 7, 2007.  As of the date of the spin-off, Oldwebsites.com, Inc. now functions as its own fully reporting entity.

Company History

Revenues to date in Oldwebsites.com, Inc. have been from the Business-to-Business online portal, which was focused on the composite materials industry.  The Company charges a monthly fee for services that are provided to customers.

In July 2003, the Company created within its portal business a custom exchange to buy and sell old websites and domain names, www.oldwebsites.com.

In 2007, the Company turned its focus on the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

On January 1, 2008, the Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

Oldwebsites.com, Inc. owns and/or manages valuable intangible assets in the form of websites and domain names.  A list of websites and domain names owned and/or managed by the Company can be viewed on the website www.oldwebsites.com/cgi-bin/ex_ow_view.cgi in the domain name exchange.

Mission

Oldwebsites.com, Inc. now focuses on operating its exchange for buying and selling old websites and domain names.   The Company anticipates capturing revenue by charging a percentage of the value of the websites or domain names sold in the exchange.

Oldwebsites.com, Inc. will offer services to grow organic and natural search traffic to the websites listed in the exchange.  The Company believes that the true value of a website is in the traffic it generates.  Websites that utilize the exchange will be monetized using the services available to the Company.

The Company's marketing strategy is designed to strengthen and increase traffic to the websites listed in the oldwebsites.com exchange.

The Company currently uses contextual advertising and affiliate marketing on its websites to realize the value of Internet traffic.  These services include pay-per-click advertising, pay-per-call advertising, pay-per-lead advertising, banner advertising, lead generation services, and affiliate content advertising. The Company will apply these monetization services to the websites listed in the oldwebsites.com exchange.

Growth of Our Exchange

The business plan being developed and implemented by Oldwebsites.com, Inc. is now focusing on the custom development of websites with a 3 to 5 year time sale horizon.  Oldwebsites.com is geared towards sellers who are interested in developing and generating more traffic for their existing website before selling.  The Company anticipates capturing revenue by charging a percentage of the value of the websites or domain names sold in the exchange.

The Company has no one customer that the loss of would have a material adverse impact to the Company.

Competition

Aggregation of Internet traffic is universally competitive.  There are numerous domain name exchanges in today’s marketplace.  Oldwebsites.com, Inc. feels that it is unique, as it will not be trying to acquire mass numbers of domains but selecting strategic pre-existing websites for development of traffic and to groom them for maximum growth for sale.

An example of a Company in a similar line of business is NameMedia, Inc., which operates www.afternic.com and www.BuyDomains.com, selling domain names.

Marketing

The Company's marketing strategy is designed to strengthen and increase traffic to the websites listed in the oldwebsites.com exchange.

The Company’s marketing strategy consists of Internet advertising, trade show participation, and strategic alliances with other media and related companies and organizations.

Effect of Governmental Regulations

The Company is unaware of any existing or probable government regulations that would have any material negative impact on our business.

The Company is a "reporting company" under the Securities Exchange Act of 1934 and is required to file annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-K, 10-Q, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

Reports to Security Holders

The Company intends to prepare and deliver to its security holders an annual report each year, which will include audited financial statements.

Employees

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees, as does Inter-Continental.  The management/staff charges for the twelve months ended December 31, 2008 and 2007 were $19,319 and $26,675, respectively.

The Company is invoiced for the salary as well as employee benefits, such as deductions for Canada Pension Plans and Employment Insurance, which are deductions mandated by the Canadian Government. Management of the Company believes this arrangement is beneficial to the Company in that all payroll and employee withholding transactions are consolidated into one company, Inter-Continental, thereby saving the Company a duplicative expense. Also, Inter-Continental is responsible for acquiring and maintaining appropriate insurance covering liabilities, including employee conduct.

DESCRIPTION OF PROPERTIES

Facilities

The Company does not currently own any operating facilities.  The Company’s corporate offices are located at 175 East 400 South, Suite 900, Salt Lake City, Utah.  The Company also maintains shared office space at 7 Darren Place, Guelph, Ontario, Canada. The Company believes that the current facilities will be adequate for the foreseeable future. All research and development activities are performed in these facilities. The Company believes that the nature of its business coupled with computer networking technology will allow and support future employees of the Company working from remote locations outside of the Company's current (or future) facilities.

LEGAL PROCEEDINGS

Neither the Company nor any of its officers, directors or greater than 10% beneficial shareholders are involved in any litigation or legal proceedings involving the business of the Company.

MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Overview

Revenue to date in the Company has been from online portal services, focusing on the composite materials industry.  Fees for services provided to the customers are charged on a monthly or pay per use basis.  On January 1, 2008, the Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

In July 2003, the Company created within its portal business a custom exchange to buy and sell old websites and domain names, www.oldwebsites.com.  In 2007, the Company turned its focus on the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

The Company’s focus is now on the custom development of websites within the exchange with a 3 to 5 year time sale horizon.  Oldwebsites.com is geared towards sellers who are interested in developing and generating more traffic for their existing website through the services offered by the Company in the form of organic growth and natural search traffic before selling.  The Company believes that the true value of a website is in the traffic it generates.

The Company anticipates capturing revenue by charging a percentage of the value of the websites or domain names sold in the exchange.

Advertising trends show an increase of advertising dollars being spent on the Internet and a decrease being spent in traditional markets.  The Company believes that the existing traffic and the traffic we will be able to acquire can be monetized.

Results of Operations

The Company has an accumulated deficit, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believes that the shift in the focus of the operations will be sufficient to fund its ongoing operations. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Sales Revenues

	2008	2007

Sales Revenues	$7,600	$4,400
The sales revenue for the year ended December 31, 2008 of $7,600 reflected a $3,200 increase over the same period of 2007, a 73% increase. The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. at the beginning of the first quarter of 2008.  Due to the income generated by this affiliate agreement, sales increased in 2008 in comparison to the sales recorded from portal sales only in 2007.

Operating Expenses

	2008	2007

Operating Expenses	$65,100	$68,000
Operating Expenses decreased in 2008 over 2007 by $2,900. During 2008, the Company incurred slight decreases in expenses such legal and accounting fees of $3,400, advertising and promotion of $4,000, and salaries of $7,300.  This was counter-balanced by increases in office and administrative charges of $4,700, Domain purchases of $200, and travel of $6,900.

Management is allocating its cash on continued development of our Website and continues to participate in Regional Trade Shows and Conventions. We feel that this continuing exposure in the marketplace is in the best interest of the Company.

Net Loss
	2008	2007

Net Loss	$(57,500)	$(63,600)

The net annual loss of $57,500 in 2008 is directly attributed to minimal sales activity while incurring expenses as mentioned above. For the year ended December 31, 2008, a $57,500 operating loss was recorded in comparison to the $63,600 loss of 2007, a decreased loss of $6,100. As discussed above, year to date sales have increased slightly by $3,200 and expenses for the same period have decreased by $2,900, both contributing to this year to date result.  Management is monitoring expenses closely to re-establish its level of expenditure or "right sizing" its expenses to revenues.

Cash Position

The Company’s cash position recorded at December 31, 2008 of $1,800 has decreased from the December 31, 2007 cash position of $25,000.

This reduction in cash is the direct result of the Company having minimal sales activity while incurring the expenses mentioned above.

During the year ended December 31, 2008, the Company received a working capital loan of $30,000, from Cooksmill NetSystems Inc. to allow the Company to pay for expenses.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds, however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

Marketing

The Company's marketing strategy is designed to strengthen and increase traffic to the websites listed in the oldwebsites.com exchange.
The Company’s marketing strategy consists of Internet advertising, trade show participation, and strategic alliances with other media and related companies and organizations.

Future Plans for Expansion

The Company plans to continue to sell and support its existing line of information technology products and services within its Internet Portal services business segment and to continue to develop its custom exchange to buy and sell old websites and domain names.

It is management's opinion that its current commercially developed products and services in its Internet Portal services business segment have been tested, refined and accepted by the industry at large. The Company will continue, with the feedback of its existing customer base, to develop and bring to market additional information technology products and services. The Company intends to continue to increase the market's awareness of the Company's products and services.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

There are currently no disagreements or changes pending with the Company’s accountants

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

OLDWEBSITES.COM, INC.
FORM 10-Q
Quarter Ended June 30, 2009

PART I – FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS
OLDWEBSITES.COM, INC
CONDENSED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2009	2008
ASSETS
Current Assets
Cash	$970	$1,758
Total Assets	970	1,758

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued expenses	8,137	11,550
Loan payable to related party	41,000	30,000
Total Current Liabilities	49,137	41,550
Stockholders' Deficit
Common shares - $0.00 par value; 150,000,000 shares
authorized; 7,909,345 shares issued and outstanding, respectively	131,927	131,927
Accumulated deficit	(180,094)	(171,719)
Total Stockholders' Deficit	(48,167)	(39,792)
Total Liabilities and Stockholders' Deficit	$970	$1,758

See the accompanying notes to the condensed financial statements.

OLDWEBSITES.COM, INC
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For The Three Months		For The Six Months
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Sales	$1,178	$2,241	$2,863	$3,548
Selling, general and administrative expenses	5,745	21,366	11,238	38,315
Net Loss	$(4,567)	$(19,125)	$(8,375)	$(34,767)

Basic and Diluted Loss Per Common Share	$-	$-	$-	$-
Weighted-Average Common Shares Outstanding	7,909,345	7,909,345	7,909,345	7,909,345

See the accompanying notes to the condensed financial statements.

OLDWEBSITES.COM, INC
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

For the Six Months Ended June 30,	2009	2008

Cash Flows From Operating Activities:
Net loss	$(8,375)	$(34,767)
Changes in assets and liabilities:
Accrued expenses	(3,413)	(270)
Net Cash Used in Operating Activities	(11,788)	(35,037)

Net Cash Provided by Investing Activities	-	-

Cash Flows From Financing Activities:
Proceeds from loan payable to related party	11,000	20,000
Cash Flows Provided by Financing Activities	11,000	20,000

Net Change in Cash	(788)	(15,037)
Cash at Beginning of Period	1,758	25,026
Cash at End of Period	$970	$9,989

See the accompanying notes to the condensed financial statements.

OLDWEBSITES.COM, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1–ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations – Oldwebsites.com, Inc. ("the Company") is a Utah corporation originally incorporated on August 26, 1999 as Fiberglass.com, Inc.

Fiberglass.com, Inc. had traditionally been focused on the composite materials industry with its Business-to-Business online portal. Management identified that a category of used items that was a growing commodity that could be bought or sold was old websites and domain names.  On July 8, 2003, Fiberglass.com, Inc. created, within its portal business, a custom exchange to buy and sell old websites, www.oldwebsites.com. On February 16, 2007, the name of the Company was changed from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

Basis of Presentation — The accompanying condensed financial statements have been prepared by Oldwebsites.com, Inc. and are unaudited.  In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been condensed or omitted.  The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended December 31, 2009.

Business Condition - The Company has accumulated deficits, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company intends to obtain loans from related parties until the shift in the focus of the operations will be sufficient to fund its ongoing operations. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position (FSP FIN) No. 157-2 which extended the effective date for certain nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008.  The adoption of the portions of SFAS No. 157 that were not postponed by (FSP FIN) No. 157-2 did not have a material impact on the Company’s financial statements. The Company does not expect the adoption of the postponed portions of SFAS No. 157 to have a material impact on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141(R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquire at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141(R) and SFAS No. 160 were effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The adoption of SAFS No. 141(R) and SFAS No. 160 did not have a material affect on the Company’s financial statements.

In February 2008, the FASB issued FASB Staff Position (FSP) FAS No. 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions (FSP FAS 140-3). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously or in contemplation of the initial transfer to be evaluated as a linked transaction under SFAS No. 140 unless certain criteria are met, including that the transferred asset must be readily obtainable in the marketplace. FSP FAS 140-3 was effective for fiscal years beginning after November 15, 2008, and will be applied to new transactions entered into after the date of adoption. Early adoption is prohibited. The adoption of FSP FAS No. 140-3 did not have a material affect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to require enhanced disclosures concerning the manner in which an entity uses derivatives (and the reasons it uses them), the manner in which derivatives and related hedged items are accounted for under SFAS No. 133 and interpretations thereof, and the effects that derivatives and related hedged items have on an entity's financial position, financial performance, and cash flows.  SFAS No. 161 was effective for financial statements of fiscal years and interim periods beginning after November 15, 2008. The adoption of SFAS No. 161 did not have a material affect on the Company’s financial statements.

In October 2008, the FASB issued FSP FAS 157-3 Determining Fair Value of a Financial Asset in a Market That Is Not Active (FSP FAS 157-3). FSP FAS 157-3 clarified the application of SFAS No. 157 in an inactive market. It demonstrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of FSP FAS No. 157-3 did not have a material affect on the Company’s financial statements.

In October 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard Number 165, Subsequent Events, (SFAS 165) which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this Statement sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of SFAS 165.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments (FSP FAS 107-1 and APB 28-1). FSP FAS 107-1 and APB 28-1 amends FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS 107-1 and APB 28-1 are effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of FSP FAS 107-1 and APB 28-1.

In May 2009, the FASB issued SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (as amended) (FAS 168). FAS 168 replaces SFAS 162, Hierarchy of Generally Accepted Accounting Principles, and establishes the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with Generally Accepted Accounting Principals (GAAP). FAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has not yet determined the effect on its financial statements, if any, that will occur upon adoption of FAS 168.

NOTE 2–RELATED PARTY TRANSACTIONS

The Company has an agreement with Inter-Continental Recycling, Inc. and it’s wholly owned subsidiary, Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such, Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.

As of June 30, 2009, the Company has received working capital loan proceeds of $41,000 from Cooksmill NetSystems, Inc. This loan is due on demand and bears no interest.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the six months ended June 30, 2009 and 2008 were $4,500 and $4,500, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees as does Inter-Continental.  The management/staff charges for the six months ended June 30, 2009 and 2008 were $0 and $19,319, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. will pay the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

NOTE 3–STOCKHOLDERS’ EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

NOTE 4–BASIC AND DILUTED LOSS PER COMMON SHARE

At June 30, 2009 and 2008, the Company had no common stock equivalents outstanding.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Section and elsewhere in this Form 10-Q regarding matters that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements that address operating performance, events or developments that management expects or anticipates to occur in the future, including statements relating to sales and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance. Many factors could cause actual results to differ materially from estimates contained in management's forward-looking statements.  The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, competitive pressures, inadequate capital, unexpected costs, lower revenues, net income and forecasts, the possibility of fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans and loss of key executives, among other things.

Overview

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and notes related thereto, included elsewhere in this report.

Results of Operations

Organization and Nature of Operations — Oldwebsites.com, Inc., formerly Fiberglass.com, operates an exchange for buying and selling old web sites and domain names.  The Company anticipates capturing revenue by charging a percentage of the value of the web sites or domain names sold in the exchange. On February 16, 2007, the Company changed its name from Fiberglass.com, Inc. to Oldwebsites.com, Inc.

Oldwebsites.com, Inc. offers services to grow organic and natural search traffic to the web sites listed in the exchange.  The Company believes that the true value of a web site is in the traffic it generates.  Websites that utilize the exchange will be monetized using the services available to the Company.

The Company's marketing strategy is designed to strengthen and increase traffic to the websites listed in the oldwebsites.com exchange.

On April 15, 2008 FINRA (Financial Industry Regulatory Authority) cleared the request for an unpriced quotation on the OTC Bulletin Board for Oldwebsites.com, Inc. common stock.  The stock symbol for Oldwebsites.com, Inc. is “OLDW”.

Monetization Services - Oldwebsites.com, Inc. currently uses contextual advertising and affiliate marketing on its web sites to realize the value of internet traffic.  These services include pay-per-click advertising, pay-per-call advertising, pay-per-lead advertising, banner advertising, lead generation services, and affiliate content advertising. The Company will apply these monetization services to the web sites listed in the oldwebsites.com exchange.

Business Condition - Oldwebsites.com, Inc. operates its exchange for buying and selling old web sites and domain names.   This is through the custom development of websites with a 3 to 5 year time sale horizon.  Oldwebsites.com is geared towards sellers who are interested in developing and generating more traffic for their existing website before selling.  The Company anticipates capturing revenue by charging a percentage of the value of the websites or domain names sold in the exchange.

The Company has engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. will pay the Company (the “Affiliate”) a commission on net pay-per-lead service sales generated by customers referred by the Company’s web sites.
Sales Revenues

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Sales Revenues	$1,200	$2,200	$2,900	$3,500

Sales revenues recorded for the six months ended June 30, 2009 of $2,900 have decreased from the $3,500 recorded during the similar period of 2008.

The Company has engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net pay-per-lead service sales generated by customers referred by the Company’s web sites.

The Company anticipates capturing revenue by charging a percentage of the value of the websites or domain names sold in the exchange.  However, the custom development of these websites have a 3 to 5 year time sale horizon.

Operating Expenses

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

General and Administrative Expenses	$5,700	$21,400	$11,200	$38,300

General and Administrative Expenses for the six months ended June 30, 2009 have decreased by $27,000 compared to the similar period of 2008.

The decrease of expenses for the period ending June 30, 2009 in comparison to the previous same period in 2008 can be directly attributed to the cost of one employee.  The management/staff charges for the six months ended June 30, 2009 and 2008 were $0 and $19,300, respectively.

Management also monitored other expenses and reduced the costs of office and administrative costs by $4,200, professional fees by $300 and travel by $3,200.   Management reduced these expenses as quickly as possible relative to the sales revenue decline.

The remaining expenses are professional fees to maintain our filing responsibilities and “ISP” Internet Service Provider fees to maintain our website.

Net Loss
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net Loss	$(4,600)	$(19,100)	$(8,400)	$(34,800)

The net loss of $8,400 in 2009 is directly attributed to minimal sales activity while incurring expenses as mentioned above. For the six month period of this year, a $8,400 operating loss was recorded in comparison to the $34,800 loss of 2008, a decreased loss of $26,400. As discussed above, sales have decreased slightly by $600 and expenses have decreased by $27,000 compared to the similar period of 2008, both contributing to this year-to-date result.  Management is monitoring expenses closely to re-establish its level of expenditure or "right-sizing" its expenses to revenues.

Liquidity and Capital Resources
	June 30,	December 31,
	2009	2008

Cash on Hand	$970	$1,800

The Company’s cash position recorded at June 30, 2009 of $970 has decreased from the December 31, 2008 cash position of $1,800.

This reduction in cash is the direct result of the Company having minimal sales activity while incurring the expenses mentioned above.

As of June 30, 2009, the Company has received working capital loan proceeds of $41,000, from Cooksmill NetSystems Inc.  This loan was to allow the Company to pay for expenses.  The Company anticipates that Cooksmill NetSystems Inc., if required, will provide additional funds, however, there is no assurance that future funds will be loaned.  This loan is due on demand and bears no interest.

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

PROXY
OLDWEBSITES.COM, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 25, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of OLDWEBSITES.COM, INC. (“Company”) hereby constitutes and appoints Paul Roszel and James Roszel, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, N2H 3W5 on Thursday November 25, 2009, at 10:30 o’clock a.m. EST, and at any adjournment thereof.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS:  Three persons are nominated – James Roszel, Paul Roszel and Terrence Millie (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

"FOR" all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
James Roszel [  ]      Paul Roszel [  ]     Terrence Millie [  ]

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company's public accountants for the coming year.  The ratification of appointment of independent public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

FOR [  ]                            AGAINST [  ]                            ABSTAIN [  ]

PROPOSAL NUMBER 3

DIVESTITURE OF OPERATING ASSETS:  Cooksmill NetSystems Inc., the major shareholder of the Company, will acquire the operating in-tangible assets, which is comprised of 24 (twenty-four) websites owned by the Company, in exchange for the debt owing of US $46,000.00 by the Company to Cooksmill NetSystems Inc. Cooksmill NetSystems, Inc, Paul Roszel and his immediate family including James Roszel, as related parties, will withhold their votes from this proposal.  The sale of the operating assets of the Company requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

FOR [  ]                            AGAINST [  ]                            ABSTAIN [  ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.

AUTHORITY GRANTED [  ]         AUTHORITY WITHHELD [  ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________
Signature

Joint Owner (if any)
Dated:________________, 2009
Printed name(s)/Capacity

(In order to execute your proxy, please remove this page and return to the Company in the envelope provided)